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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         April 4, 2001
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                                 DLD GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                            (State of Incorporation)

                                                          13-4116841
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     (Commission File Number)                 (IRS Employer Identification No.)



140 South Roosevelt Avenue, Pasadena, CA                             91107
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (626) 796-4337
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              (Registrant's Telephone Number, Including Area Code)



                   50 Broadway, Suite 2300, New York, NY 10004
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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 1: CHANGE IN CONTROL.

        On April 4, 2001, Dr. Desheng Wang ("Dr. Wang") became the owner of 4,163,266 shares of common stock of DLD Group, Inc. ("DLD" or the "Registrant"), which represents 51% of the outstanding common stock of the Registrant. Dr. Wang acquired these shares of common stock pursuant to a Purchase and Sale Agreement ("Agreement"), dated as of March 6, 2001 by and among the Registrant and Dr. Desheng Wang, a copy of which is filed with this report on 8-K. The transaction contemplated by the Agreement closed on April 4, 2001. As of April 4, 2001, there are 8,163,266 shares of common stock of DLD outstanding.

        Pursuant to the Agreement, on April 4, 2001, the Registrant completed the transaction by obtaining from Dr. Wang certain patent rights (the "Patent Rights") represented by patent application number 09-417421. A patent assignment form in favor of DLD has been sent to the United States Department of Commerce, Patent and Trademark Office. The Patent Rights were transferred to the Registrant in exchange for 4,163,266 shares of common stock of DLD, which represents 51% of the total issued and outstanding shares of DLD on a fully diluted basis after issuance.


ITEM 2: ACQUISITION OF ASSETS.

        Effective April 4, 2001, pursuant to the Agreement, as described in Item 1, the Registrant has received certain Patent Rights from Dr. Wang in exchange for shares of common stock of the Registrant equal to 51% of the outstanding common stock of the Registrant. The technology behind the patents and Patent Rights is twofold.

        The first is an ozone water purifier which oxidizes organic material found in water such as detergents, pesticides, herbicides, phenols, as well as inorganic material such as iron, manganese, organically bound heavy metals, cyanides, sulfides, and nitrates, resulting in high quality, great tasting water.

        The second is a universal filter that can be attached to any showerhead or purchased as a complete unit. This filter uses a form of food preservative to remove chlorine from water, which is the best known material to use for this purpose.


ITEM 5. OTHER EVENTS

        Following the execution of the Agreement, as described in Item 1,Patricia A. Meding resigned as President of the Registrant on April 11, 2001, by letter addressed to the Board of Directors of DLD. A copy a such letter is attached hereto as Exhibit 17. The holders of all the outstanding shares of DLD consented in writing to the appointment of Desheng Wang, as President and Chief Executive Officer, and Liwei Luo, as Chief Financial Officer and Secretary.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        On April 11, 2001, by the same letter described in Item 5, Patricia A. Meding resigned as a member of the Board of Directors of DLD. The holders of all the outstanding shares of DLD consented in writing to the appointment of Ernie Zavoral, as Chairman of the Board, and Desheng Wang and Liwei Luo, as Directors. Mr. Zavoral, Mr. Wang and Mr. Luo will hold their directorship until the next annual shareholders meeting.

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.
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         c.       Exhibit

                  2.1* Purchase and Sale Agreement dated March 6, 2001 by and among Dr. Desheng Wang and DLD Group, Inc.

                  17.1* Patricia A. Meding's letter of Resignation, dated April 11, 2001.


          * Filed herewith.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 17, 2001                    DLD Group, Inc.


                                  By: /s/ Desheng Wang
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                                     Dr. Desheng Wang
                                     President & Chief Executive Officer